SUPPLEMENT DATED JULY 26, 2007 TO THE
FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS

Dated May 1, 2007

This Supplement supersedes the prior Supplement dated June 6, 2007.

On July 26, 2007, Smith Asset Management Group, L.P. (“Smith”) replaced Wellington Management Company, LLP, the former subadviser to First Investors Life Series Focused Equity Funds (the “Fund”), and assumed responsibility for the day-to-day management of the investments of the Fund.  FIMCO, the Fund’s investment adviser, continues to be responsible for the oversight of the Fund’s activities.  Due to Smith’s appointment, the Fund’s name will change to First Investors Life Series Select Growth Fund and the Fund will change its objective and investment strategies to correspond with the investment style used by Smith.  Moreover, the Fund has received an exemptive order from the Securities and Exchange Commission that permits the Board of Trustees to appoint new subadvisers without shareholder approval.

As a result of these changes, the prospectus is supplemented as noted below.

1.

The name of the First Investors Life Series Focused Equity Fund has been changed to First Investors Life Series Select Growth Fund.  Thus, all references to First Investors Life Series Focused Equity Fund set forth in the prospectus should be replaced with the First Investors Life Series Select Growth Fund.

2.

The information on pages 16 and 17 is deleted in its entirety and is replaced with the following:

What are the Select Growth Fund’s objective, principal investment strategies and principal risks?

Objective:  The Fund seeks long-term growth of capital.

Principal Investment Strategies:  The Fund invests in a portfolio of approximately 40-45 common stocks that the Fund’s subadviser, Smith Asset Management Group, L.P. (“Smith”), believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises. The Fund is managed by an investment team.

When selecting investments for the Fund, Smith employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations.  The security selection process consists of three steps.  Beginning with a universe of stocks that includes large-, mid- and small-size companies, Smith’s investment team first conducts a series of risk control and valuation screens designed to eliminate those stocks that are highly volatile or are more likely to underperform the market.  Smith considers four primary factors when conducting the risk control and valuation screens.  Those factors are: valuation, financial quality, stock volatility and corporate governance.

Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations.  In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise.   The process incorporates the following considerations:  changes in Wall Street opinions, individual analysts’ historical accuracy, earnings quality analysis and corporate governance practices.

The screening steps produce a list of approximately 80-100 eligible companies that are subjected to traditional fundamental analysis to further understand each company’s business prospects, earnings potential, strength of management and competitive positioning.  The investment team uses the results of this analysis to construct a portfolio of approximately 40-45 stocks that are believed to have the best growth and risk characteristics.

Holdings in the portfolio become candidates for sale if the investment team identifies what they believe to be negative investment or performance characteristics.  Reasons to sell a stock may include: a negative earnings forecast or report, valuation concerns, company officials’ downward guidance on company performance or earnings or announcement of a buyout.  When a stock is eliminated from the portfolio, it is generally replaced with the stock that the investment team considers to be the next best stock that has been identified by Smith’s screening process.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

Principal Risks:  Any investment carries with it some level of risk.  Here are the principal risks of investing in the Select Growth Fund:

Market Risk:  Because the Fund primarily invests in common stocks, it is subject to market risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles, with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.

Small-Cap and Mid-Cap Risk:  The market risk associated with stocks of small- and mid-size companies is generally greater than that associated with the stocks of large-size companies.  This is attributable to a number of factors, including the facts that the earnings of small-to-mid-size companies tend to be less predictable than those of larger, more established companies and that the stocks of small-to-mid-size companies are also not as broadly traded as stocks of large companies.

Growth Stock Risk:  The Fund’s focus on growth stocks increases the potential volatility of its share price.  Growth stocks are stocks of companies which are expected to increase their revenues or earnings at above average rates.  If expectations are not met, the prices of these stocks may decline significantly.

Limited Holdings Risk: Because the Fund generally invests in a limited portfolio of only 40 to 45 stocks, it may be more volatile than other funds whose portfolios are more broadly diversified.  The performance of any one of the Fund’s stocks could significantly impact the Fund’s performance.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3.

The following information should be added after the second paragraph on page 18.

Prior to July 26, 2007, the Fund was known as the Focused Equity Fund, was managed by a different subadviser, and employed different strategies in seeking to invest in growth stocks.  Therefore, the performance shown below is not necessarily reflective of how the Fund will perform in the future.

4.

All references to Wellington Management Company, LLP including managing the Fund under the “Fund Management “ section on pages 64 and 65 are deleted in their entirety and is replaced with the following:

Smith serves as the investment subadviser of the Select Growth Fund.  Smith has discretionary trading authority over all of the Fund’s assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees.  Smith is located at 100 Crescent Court, Suite 1150, Dallas, TX 75201.  Smith is an investment management firm that provides investment services to a diverse list of clients including public funds, endowments, foundations, corporate pension and multi-employer plans.  As of June 30, 2007, Smith held investment management authority with respect to approximately $5.5 billion in assets.  Of that amount, Smith acted as investment adviser or subadviser to three registered investment companies or series of such companies, with net assets of approximately $483 million.

The Select Growth Fund is managed by a team of investment professionals who have an equal role in managing the Fund, including the following: Stephen S. Smith, CFA, the Chief Executive Officer and Chief Investment Officer of Smith (1995 to present); John D. Brim, CFA, a Portfolio Manager of Smith (1998 to present); Royce W. Medlin, CFA, a Portfolio Manager of Smith, who joined Smith in 2006 and prior to joining Smith, Mr. Medlin was President and Portfolio Manager of Belmont Wealth Management (2002-2005); John D. Ingle, Jr., a Portfolio Manager of Smith, who joined Smith in 2004 and prior to joining Smith, Mr. Ingle was Vice President and Senior Portfolio Manager at Bank of Texas (2002-2004); and Ms. A. Michelle Pryor, CFA, a Portfolio Manager of Smith (1998 to present).

5.

The following information should be added after the first paragraph on page 66.

Descriptions of the factors considered by the Board of Trustees in approving the Subadvisory Agreement with Smith will be available in the Fund’s Semi-Annual Report to shareholders for the six months ending June 30, 2007.

6.

The following should be added as a footnote to the Focused Equity Fund in the “Financial Highlights” section on page 74.

Prior to July 26, 2007, the Fund was known as the Focused Equity Fund.

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SUPPLEMENT DATED JULY 26, 2007 TO THE

FIRST INVESTORS LIFE SERIES FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Blue Chip Fund

Cash Management Fund

Discovery Fund
Focused Equity Fund

Government Fund

Growth &Income Fund

High Yield Fund

International Fund

Investment Grade Fund
Target Maturity 2007 Fund

Target Maturity 2010 Fund

Target Maturity 2015 Fund

Special Bond Fund

Dated May 1, 2007

1.

The name of the First Investors Life Series Focused Equity Fund (the “Fund”) has been changed to First Investors Life Series Select Growth Fund.  Thus, all references to the Fund in the Statement of Additional Information (“SAI”) should be replaced with the First Investors Life Series Select Growth Fund (“Select Growth Fund”) and all references to Wellington Management Company, LLP that are related to the Fund should be deleted in their entirety.

2.

Add the following sentence at the end of the second paragraph in the section “History and Classification of the Funds” on page I-3:

Prior to July 26, 2007, the Select Growth Fund was known as the Focused Equity Fund.

3.

Delete the subadvisory fee schedule information for the Fund on page I-10.

4.

The following information regarding Smith Asset Management Group, L.P. is added after the discussion for the International Fund in the section  “Investment Advisory Services and Fees” on page I-11:

Pursuant to a Subadvisory Agreement, the Adviser has undertaken to pay Smith Asset Management Group, L.P. (“Smith”) an annual subadvisory fee, paid monthly, according to the following schedule:

Select Growth Fund

The daily net assets of the Fund will be aggregated with the net assets of the First Investors Select Growth Fund, a series of the First Investors Equity Funds that are managed by Smith. An aggregate fee shall then be computed on the sum as if the Fund and First Investors Select Growth Fund were combined using the following schedule.

Average Daily Net Assets	Annual Rate
Up to $50 million	0.40%
In excess of $50 million up to $250 million	0.30%
In excess of $250 million	0.25%

5.

Insert reference to “Smith” following the reference to “Vontobel” in the second sentence on page I-12 in the section “Portfolio Managers.”

6.

The information regarding the portfolio managers for the Fund in the section “Portfolio Managers” under the heading “A. Other Accounts Managed by Portfolio Managers for Fiscal Year Ended December 31, 2006” on page I-13 is deleted in its entirety and replaced with the following:

A. Other Accounts Managed by Portfolio Managers for Fiscal Year Ended December 31, 2006[1]
Name of Portfolio Manager and Fund Covered by this SAI	Other Accounts Managed	Number of Other Accounts	Total Assets of Other Accounts (in millions)	Number of Accounts which Advisory Fee is Based on Account Performance	Total Assets in the Accounts which Advisory Fee is Based on Account Performance (in millions)
Smith’s Portfolio Managers:
Stephen S. Smith: Select Growth	Other Registered Investment Companies	2	483.6	0	0.0
	Other Pooled Investment Vehicles	7	109.1	3	19.1
	Other Accounts	280	4,345.1	2	2.6
John D. Brim: Select Growth	Other Registered Investment Companies	2	483.6	0	0.0
	Other Pooled Investment Vehicles	7	109.1	3	19.1
	Other Accounts	280	4,345.1	2	2.6
Royce W. Medlin: Select Growth	Other Registered Investment Companies	2	483.6	0	0.0
	Other Pooled Investment Vehicles	7	109.1	3	19.1
	Other Accounts	280	4,345.1	2	2.6
John D. Ingle, Jr. Select Growth	Other Registered Investment Companies	2	483.6	0	0.0
	Other Pooled Investment Vehicles	7	109.1	3	19.1
	Other Accounts	280	4,345.1	2	2.6
A. Michelle Pryor: Select Growth	Other Registered Investment Companies	2	483.6	0	0.0
	Other Pooled Investment Vehicles	7	109.1	3	19.1
	Other Accounts	280	4,345.1	2	2.6

1 Information for each portfolio manager is as of June 30, 2007.

7.

Information regarding Smith is added to the section “Portfolio Managers” under the heading “B. Potential Conflicts of Interest in Other Managed Accounts for Fiscal Year Ended December 31, 2006” on page I-15:

Smith’s Portfolio Managers:

Potential conflicts of interest may be presented in connection with the Portfolio Manager’s management of the Fund’s investments, on one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading.  Smith has established written policies and procedures relating to its investment management and trading practices that are designed to ensure that such conflicts are addressed appropriately and that clients are treated fairly.  On occasion, employees of Smith may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients.  Smith maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees personal securities transactions.

8.

The following information regarding Smith is added to the end of the section “Portfolio Managers” under the heading “C. Structure of Portfolio Manager Compensation for Fiscal Year Ended December 31, 2006” on page I-17:

Smith’s Portfolio Managers:

Smith is paid a fee based on the assets under management as set forth in the Subadvisory Agreement between Smith and FIMCO on behalf of the Fund.  Smith pays its portfolio managers out of its total revenues and other resources, including fees earned as determined under the Subadvisory Agreement.

All Portfolio Managers receive a base salary plus a bonus that reflects his or her overall performance and contribution to Smith.  Performance is evaluated on several quantitative and qualitative criteria including quality of stock research, investment performance, client service, quantitative research, and marketing.  As a mechanism for retaining key personnel, Smith has an active program to distribute partnership shares to all key employees.

9.

The information regarding the portfolio managers for the Fund in the section “Portfolio Managers” under the heading “D. Portfolio Manager Fund Ownership for Fiscal Year Ended December 31, 2006 on page I-18 is deleted in its entirety and replaced with the following:

D. Portfolio Manager Fund Ownership for the Fiscal Year Ended December 31, 2006[2]
Smith’s Portfolio Managers:
Name	Fund	Dollar Range of Fund Ownership (dollars)
Stephen S. Smith	Select Growth	None
John D. Brim	Select Growth	None
Royce W. Medlin	Select Growth	None
John D. Ingle, Jr.	Select Growth	None
A. Michelle Pryor	Select Growth	None

2 Information for each portfolio manager is as of June 30, 2007.

10.

The chart on page I-A-4 is deleted in its entirety and replaced with the following:

Investments Strategies Used by the First Investors Life Series Funds

Select Growth Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipates using
Debt Securities		✓
Commercial Paper and Other Short-Term Investments		✓
Corporate Bonds and Notes		─
Convertible Debt Securities		─
High Yield Securities		─
Mortgage-Backed Securities		─
Other Asset-Backed Securities		─
Municipal Securities		─
Syndicated Bank Loans		─
U.S. Government Securities		─
Variable and Floating Rate Securities		─
Zero Coupon and Pay-In-Kind Bonds		─
Equity Securities		✓
Common Stocks, Preferred Stocks, and Warrants		✓
Shares of Other Investment Companies		✓
Shares of Exchange Traded Funds		✓
Real Estate Investment Trusts		✓
Foreign Securities Exposure		✓
Depository Receipts		✓
Foreign Securities Traded in the U.S.		✓
Foreign Securities Traded in Foreign Markets		─
Foreign Securities Traded in Emerging Markets		─
Foreign Currency		─
Derivatives		─
Credit-Linked Securities		─
Inverse Floaters		─
Interest Rate Swaps		─
Restricted and Illiquid Securities		─
When-Issued Securities		─
Stand-By Commitments		─
Options		─
Futures		─
Repurchase Agreements		✓
Temporary Borrowing		✓
Temporary Defensive Investments		─

11.

Information regarding Smith is added to the end of the second paragraph on page II-18 in the section “Portfolio Holdings Information Policies and Procedures”:

Smith’s policies prohibit disclosing the portfolio holdings of a Fund to any person unless such disclosure has been approved by the Fund or such a disclosure is reasonably necessary for Smith to provide investment advice to its clients.

12.

Reference to the All-Cap Growth Fund, Focused Equity Fund and the Fund in the first sentence of the fifth paragraph under the section “Management of the Funds” on page II-19 are deleted.

13.

Information regarding Smith is added after the first paragraph in the section “Management of the Funds” on page II-20:

Smith serves as the investment subadviser to the Select Growth Fund pursuant to a subadvisory agreement (“Subadvisory Agreement”).  Under the Subadvisory Agreement, Smith is responsible for managing each Fund’s investments, subject to the oversight of FIMCO and the Board.  FIMCO is responsible for paying Smith a subadvisory fee, with respect to each Fund as set forth in Part I of the SAI for the Fund.  The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.  The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more that 60 days’ nor less that 30 days’ written notice.  The Subadvisory Agreement provides that Smith will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

14.

Information regarding Smith is added after the second paragraph in the section “Management of the Funds” on page     II-21:

Smith, which serves as a subadviser to Select Growth Fund, also has similarly adopted a code of ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons of its clients.  Personnel subject to the code may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund for which Smith serves as subadviser, subject to certain restrictions and conditions.  Generally, personal securities transactions are subject to reporting requirements and holding period rules.  The code also restricts personal securities transactions in certain situations.

15.

Information regarding Smith is added after the fifth paragraph in the section “Management of the Funds” on page II-23:

With respect to the Fund that is managed by Smith in its capacity as subadviser, the Board of Trustees has approved the use of Smith’s proxy voting policies and procedures with respect to proxies relating to portfolio securities held by the Fund.  Smith believes that voting client proxies is an important tool for maintaining long-term shareholder value for its clients in conjunction with the overall portfolio management process.  Smith has written policies and procedures designed to ensure that these ideals are effectively maintained in accordance with client’s best interests.

Smith has established an advisory committee consisting of senior members of the management team as well as senior portfolio managers and Smith’s chief compliance officer, which has the responsibility to construct Smith’s overall voting guidelines as well as the procedures to ensure compliance.  A member of the committee has been designated the proxy voting manager, whose duty it is to administer Smith’s proxy voting procedures on an ongoing basis.

Smith’s designated voting delegate receives proxy materials from the custodial bank or trustee for each client with which Smith has stated proxy voting authority.  Smith has contracted with a third-party service provider to assist with administrative functions, including collecting and sorting proxy materials.  Smith has stated guidelines regarding specific proxy items.  Those items that do not fall under the stated guidelines set forth by Smith are reviewed on a case-by-case basis by the proxy voting manager and voted in the client’s best interest as determined by the committee.

Situations may arise where the interests of Smith conflict with those of the client.  These situations could include where: (i) Smith provides advisory services to a public firm whose shares are included in its client’s portfolio; (ii) Smith, an affiliate or an employee has a personal relationship with a public firm whose shares are included in a client’s portfolio; or (iii) Smith is partially owned by a publicly traded company whose shares are included in a client’s portfolio.  If these situations arise and management of the issuer is soliciting proxy votes, the following guidelines will be applied: (a) if the proxy voting guidelines already determine a course of action, votes will be cast according to the guidelines; (b) if the proxy item does not fall under the specific guidelines or have been identified to be voted on a case-by-case basis, votes will be cast in accordance with an independent third-party corporate governance consultant.

16.

Insert reference to “Smith” following the reference to “Vontobel” in the sixth paragraph in the section “Management of the Funds” on page II-23.

17.

Insert reference to “Smith” following the reference to “Vontobel” in the last paragraph in the section “Allocation of Portfolio Brokerage” on page II-28.

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